UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2022 (January 25, 2022)

PARDES BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40067	85-2696306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 250

PMB#052

Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 415-649-8758

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRDS	The Nasdaq Global Market

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)

On January 25, 2022, the board of directors (or a duly authorized committee thereof) of Pardes Biosciences, Inc. (the “Company”) approved payments under its non-equity incentive plan to its 2021 named executive officers as set forth in the summary compensation table below. Such information was not included in the Summary Compensation Table included in the Company’s Registration Statement on Form S-1 (File No. 333-262279) (the “Registration Statement”) because the amount of the payments had not been determined at the time of filing the Registration Statement. The Company is filing this report to disclose the amounts payable to its 2021 named executive officers.

Summary Compensation Table

The Company's named executive officers are Uri A. Lopatin, M.D., its Chief Executive Officer, Heidi Henson, its Chief Financial Officer, and Philippe Tinmouth, its Chief Business and Strategy Officer, each of whom is an executive officer of the Company. The following updated table presents information regarding the total compensation awarded to, earned by, and paid to the Company's named executive officers for services rendered to the Company in all capacities for 2021 and 2020.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g) (1)	(i)	(j)
Uri A. Lopatin, M.D.	2021	442,500	—	—	—	225,000	—	667,500
Chief Executive Officer	2020	208,333(2)		40(3)	—	—	—	208,373

Heid Henson	2021	375,250(4)	—	—	610,063(5)	158,000	48,800(6)	1,192,113
Chief Financial Officer	2020	—	—	—	—	—	85,002(7)	85,002

Philippe Tinmouth	2021	37,670(8)	—	—	2,394,650(9)	—	49,667(10)	2,481,987
Chief Business and Strategy Officer

(1) On January 25, 2022, the Board (or a committee thereof) determined that the Company had achieved its corporate goals for 2021, which consisted of development, research and finance goals, and assessed the performance of the Company's named executives who were eligible for 2021 bonuses. Each of Dr. Lopatin and Ms. Henson earned 100% of their target bonus opportunity as set forth in their executive offer letters. Mr. Tinmouth was not eligible for a 2021 bonus.

(2) Dr. Lopatin’s employment start date was February 29, 2020, and his base salary was pro-rated accordingly.

(3) The amount represents the aggregate grant date fair value of the restricted stock awards granted to its named executive officer during 2020, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the restricted stock awards reported in this column are set forth in Note 5 to the Company’s financial statements included in the Registration Statement filed on January 21, 2022. The amount reported reflects the accounting cost for the restricted stock award and does not correspond to the actual economic value that may be received by its named executive officer upon the vesting of the restricted stock award or any sale of the underlying shares of the Company's common stock.

(4) Ms. Henson’s employment start date was January 20, 2021, and her base salary was pro-rated accordingly.

(5) The amount represents the aggregate grant date fair value of stock options awarded in connection with Ms. Henson’s employment during 2021 calculated in accordance with the provisions of FASB ASC Topic 718. See Note 5 to the Company's financial statements included in the Registration Statement filed on January 21, 2022 regarding assumptions underlying the valuation of equity awards.

(6) The amount represents the aggregate grant date fair value of stock options awarded during 2021 in lieu of consultant compensation calculated in accordance with the provisions of FASB ASC Topic 718. See Note 5 to the Company's financial statements appearing in the Registration Statement filed on January 21, 2022 regarding assumptions underlying the valuation of equity awards.

(7) Ms. Henson was hired as a consultant from April 2020 through mid-January 2021. This amount consists of consulting fees in cash payments of $85,000 earned by Ms. Henson in 2020 but paid in 2021. The amount also includes restricted stock awards granted on July 1, 2020 and October 1, 2020 with the aggregate grant date fair value of $2 and $0.25, respectively. The aggregate grant date fair value of the restricted stock awards granted to its named executive officer during 2020, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the restricted stock awards reported in this column are set forth in Note 5 to the Company’s financial statements included in the Registration Statement filed on January 21, 2022. The amount reported reflects the accounting cost for the restricted stock award and does not correspond to the actual economic value that may be received by its named executive officer upon the vesting of the restricted stock award or any sale of the underlying shares of the Company's common stock.

(8) Mr. Tinmouth’s employment start date was November 22, 2021, and his base salary was pro-rated accordingly.

(9) The amount represents the aggregate grant date fair value of stock options awarded during 2021, calculated in accordance with the provisions of FASB ASC Topic 718. The weighted-average assumptions used in the Black-Scholes option pricing model to determine the fair value of the stock options was assumed risk-free interest rate of 1.5%, assumed volatility of 79.3%, expected option life of 6.3 years and expected dividend yield of 0%.

(10) Mr. Tinmouth was hired as a consultant from June 2021 through mid-November 2021. This amount represents consulting fees earned by Mr. Tinmouth in 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARDES BIOSCIENCES, INC.

By:	/s/ Uri Lopatin
Name:	Uri Lopatin
Title:	Chief Executive Officer, President and Director

Date: January 28, 2022